UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2019

ORTHOFIX MEDICAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-19961	98-1340767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3451 Plano Parkway Lewisville, Texas		75056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 937-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value per share	OFIX	Nasdaq Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2019, Orthofix Medical Inc. (the “Company”) terminated the employment of Bradley V. Niemann, the Company’s President of Global Spine, and pursuant to Section 3 of Mr. Niemann’s existing Change in Control and Severance Agreement (the “Existing CiC and Severance Agreement”) he will be entitled to receive the compensation and benefits provided for thereunder, which are conditioned upon Mr. Niemann’s compliance with the restrictive covenants in Section 9 of the Existing CiC and Severance Agreement and Mr. Niemann’s execution and non-revocation of the release described in Section 5 of the Existing CiC and Severance Agreement.

Concurrently, the Company entered into a Consulting Agreement with Mr. Niemann (the “Consulting Agreement”). Under the terms of the Consulting Agreement, Mr. Niemann ceased to be an officer and employee of the Company as of July 15, 2019, and commenced a new role as a Company consultant. The Consulting Agreement provides that Mr. Niemann will provide the Company up to 40 hours per month of consulting services relating to the structure, strategy and operations of the Global Spine business through November 15, 2019.

The Consulting Agreement provides that (i) the length of Mr. Niemann’s non-competition and non-solicitation obligations under the Existing CiC and Severance Agreement will be extended through November 15, 2020 and (ii) following the completion of Mr. Niemann’s consulting period, as partial consideration for extension of the non-competition and non-solicitation obligations, he shall receive accelerated vesting of the 2,455 remaining unvested shares under the time-based vesting restricted stock award he received on November 4, 2016.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

10.1Consulting Agreement, dated July 15, 2019, between Bradley V. Niemann and Orthofix Medical Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix Medical Inc.
By:	/s/ Kimberley A. Elting
Kimberley A. Elting Chief Legal and Administrative Officer

Date: July 15, 2019